EXHIBIT 23
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                        CONSENT OF INDEPENDENT AUDITORS




As independent auditors, we hereby consent to the incorporation of our report, dated December 10, 1998, incorporated by reference in this annual report of WHG Bancshares Corporation on Form 10KSB, into the Corporation's previously filed Form S-8 Registration Statement File No. 333=34659.




Baltimore, Maryland                          /s/Anderson Associates LLP
December 22. 1998